Intangible Assets, Net (Amortization) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
INTANGIBLE ASSETS, NET [Abstract]
Amortization expenses	$ 12,400	$ 24,600	$ 41,400
2017	5,272
2018	3,496
2019	1,630
2020	570
2021	554
Thereafter	813
Total expected amortization expense	$ 12,335	$ 25,139